EQUITY METHOD INVESTMENTS	6 Months Ended
Jun. 30, 2023
Equity Method Investments and Joint Ventures [Abstract]
EQUITY METHOD INVESTMENTS	EQUITY METHOD INVESTMENTS
The Company’s total investment in investment funds, real estate partnerships, and other partnerships of which substantially all are limited liability companies (“LLCs”) or limited partnerships as at June 30, 2023 and December 31, 2022, was $3.3 billion and $2.8 billion, respectively.
The Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company’s consolidated pre-tax income (loss) for the most recent annual period and 20% for the interim period.
Aggregate total assets of these entities totaled $4.1 billion and $2.4 billion as at June 30, 2023 and December 31, 2022, respectively. Aggregate net income (loss) of these entities totaled $94 million and $46 million for the six months ended June 30, 2023 and six months ended June 30, 2022, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income (loss) and realized and unrealized investment gains (losses).